Page 1 of 7 IRHYTHM TECHNOLOGIES, INC. SEPARATION AGREEMENT AND CONSULTING AGREEMENT This Separation Agreement and General Release of Claims (this “Agreement”) confirms the agreement between iRhythm Technologies, Inc. (the “Company”) and Brice Bobzien (“Executive”) concerning the terms of Executive’s separation, and offers certain payments and benefits in exchange for Executive’s agreement to a general release of claims and covenant not to sue and provision of consulting services, subject to the terms and conditions of this Agreement. The Effective Date of this Agreement shall be as set forth in Section 24. Capitalized terms used but not defined herein shall have the meaning ascribed to them in Section 25. 1. TERMINATION OF EMPLOYMENT. Executive’s services as the Chief Financial Officer of the Company, and Executive’s employment with the Company, will cease on August 31, 2024. The Company will pay Executive the compensation that Executive earned through Executive’s final date of employment, and any business expenses required to be reimbursed as a matter of Company policy or governing law. Similarly, Executive will be offered benefits to which Executive is entitled, if any, under the Consolidated Omnibus Budget Reconciliation Act of 1985. 2. SEPARATION BENEFITS; CONSULTING AGREEMENT. In consideration for Executive’s agreement to the release of claims set forth in Section 4 (the “Release”), return of Company Property and the other promises herein, the Company agrees to the following: (a) Consulting Agreement. Executive will continue to provide services to the Company as a consultant pursuant to the Consulting Agreement attached hereto as Exhibit A (the “Consulting Agreement”) beginning on September 1, 2024, and through and including March 15, 2025, unless terminated earlier in accordance with the terms of the Consulting Agreement (the “Consulting Period”). (b) Treatment of Equity. Executive acknowledges and agrees that Executive holds the RSUs (as defined below) and PSUs (as defined below) listed in Sections 2(b)(i) and (ii) below (the “Company Equity Awards”) and such Company Equity Awards constitute all of Executive’s Company Equity Awards outstanding as of the Effective Date. For the avoidance of doubt, Executive’s provision of the Consulting Services (as defined in the Consulting Agreement) shall constitute Executive’s service as a “Service Provider” for purposes of continued vesting of Executive’s Company Equity Awards provided pursuant to this Section 2(b). (i) RSUs. Executive’s time-based restricted stock units (“RSUs”) granted February 27, 2023 and February 28, 2024 will continue to vest during the Consulting Period according to the existing vesting schedules applicable to such awards as of the Effective Date, subject to Executive’s continued provision of the Consulting Services on each applicable vesting date, and shall be governed by the Company Equity Plan and the written award agreements governing their grant. (ii) Forfeited Company Equity Awards. Executive acknowledges and agrees that Executive’s RSUs granted August 8, 2022, and Executive’s performance-based RSUs granted August 8, 2022, February 27, 2023, August 7, 2023 and February 28, 2024 will terminate and be forfeited on August 31, 2024. (c) FY2024 Bonus. Executive shall be eligible to earn an FY24 target cash bonus of 60% of Executive’s annual base salary, with the actual amount of such bonus payable based on achievement of financial targets and/or other performance objectives set by the Company and prorated for Executive’s employment during the FY24 performance period through August 31, 2024 (the “FY24 Bonus”). The FY24 Bonus shall be subject to the terms and conditions of the Company’s FY24 Bonus Program (Separation Agreement) Docusign Envelope ID: 40AB1010-80AF-47EC-BD47-2DF7E51A51A31 E455DD-F1A4-4CFC-875C-1404FB8FEB6A (Separation Agreement) Page 2 of 7 (adopted under the Company’s Executive Incentive Compensation Plan) and Executive’s continued employment through August 31, 2024, and shall be paid in a single lump sum no later than March 15, 2025. (d) COBRA Payment. The Company agrees to pay Executive, within ten (10) business days following the Effective Date, a lump sum severance payment in the gross amount of $12,500, less applicable state and federal payroll deductions, which approximates four (4) months of premiums to continue health coverage for Executive and Executive’s eligible and currently enrolled dependents under the Consolidated Omnibus Budget Reconciliation Act of 1985 (together with any state law of similar effect, “COBRA”). Executive shall be responsible for timely electing to continue Executive’s existing health benefits under COBRA, and shall be responsible for paying the premiums due with respect thereto. The continued Consulting Services, eligibility for the prorated FY24 Bonus and the COBRA payment outlined above are not otherwise owed to Executive, and are provided solely as consideration for the Release, and the promises and covenants made by Executive herein. Executive acknowledges that the Company does not owe Executive, or anyone on Executive’s behalf, nor shall Executive become eligible for, any other compensation or benefits from the Company, other than the foregoing. 3. WAIVER OF EXECUTIVE CHANGE IN CONTROL AND SEVERANCE POLICY. Executive hereby acknowledges and agrees that neither Executive’s entry into this Agreement nor Executive’s termination of employment shall constitute a Non-CIC Qualified Termination for purposes of the Company’s Executive Change in Control and Severance Policy (the “CIC Policy”), and Executive hereby waives any right or entitlement to payments or benefits under the CIC Policy payable upon a Non-CIC Qualified Termination (as defined in the CIC Policy). Further, Executive acknowledges and agrees that Executive’s participation in the CIC Policy shall cease on the Effective Date, and Executive shall have no right to any payments or benefits thereunder with respect to a Change in Control of the Company that closes after the Effective Date. 4. GENERAL RELEASE AND WAIVER OF CLAIMS. To the fullest extent permitted by law, Executive hereby releases and waives any claims Executive may have against the Company and its owners, agents, officers, shareholders, employees, directors, attorneys, subscribers, subsidiaries, affiliates, successors and assigns (collectively “Releasees”), whether known or not known, including, without limitation, claims under any employment laws, including, but not limited to, claims of unlawful discharge, breach of contract, breach of the covenant of good faith and fair dealing, fraud, violation of public policy, defamation, physical injury, emotional distress, claims for additional compensation or benefits arising out of Executive’s employment or Executive’s separation of employment, claims under Title VII of the 1964 Civil Rights Act, as amended, the California Fair Employment and Housing Act and any other laws and/or regulations relating to employment or employment discrimination, including, without limitation, claims based on age or under the Age Discrimination in Employment Act or Older Workers Benefit Protection Act, and/or claims based on disability or under the Americans with Disabilities Act. By signing below, Executive expressly waives any benefits of Section 1542 of the Civil Code of the State of California, which provides as follows: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.” Docusign Envelope ID: 40AB1010-80AF-47EC-BD47-2DF7E51A51A31 E455DD-F1A4-4CFC-875C-1404FB8FEB6A (Separation Agreement) Page 3 of 7 Executive and the Company do not intend to release claims that Executive may not release as a matter of law, including but not limited to claims for indemnity under California Labor Code Section 2802, or any claims for enforcement of this Release. To the fullest extent permitted by law, any dispute regarding the scope of this general release shall be determined by an arbitrator under the procedures set forth in the arbitration clause below. 5. COVENANT NOT TO SUE. Subject to the Protected Rights section below, and otherwise to the fullest extent permitted by applicable law, at no time subsequent to the execution of the Release will Executive pursue, or cause or knowingly permit the prosecution, in any state, federal or foreign court, or before any local, state, federal or foreign administrative agency, or any other tribunal, of any charge, claim or action of any kind, nature and character whatsoever, known or unknown, which Executive may now have, have ever had, or may in the future have against Releasees, which is based in whole or in part on any matter released by the Release. Nothing in this section shall prohibit or impair Executive or the Company from complying with all applicable laws, nor shall the Release be construed to obligate either party to commit (or aid or abet in the commission of) any unlawful act. 6. PROTECTED RIGHTS. Executive understands that nothing in this Agreement limits, impedes or restricts: (a) Executive’s ability to file a charge or complaint with the Equal Employment Opportunity Commission, the National Labor Relations Board (the “NLRB”), the Occupational Safety and Health Administration, the Securities and Exchange Commission or any other federal, state or local government agency or commission (“Government Agencies”); or (b) if Executive is a non-supervisory (as defined under the National Labor Relations Act (the “NLRA”)) Company employee, Executive from exercising Executive’s protected rights under Section 7 of the NLRA, including Executive’s right to file an unfair labor practice charge with the NLRB and/or assist other current or former Company employees in doing so. Executive further understands that this Agreement does not limit Executive’s ability to communicate with any Government Agencies or otherwise participate and/or assist in any investigation or proceeding that may be conducted by any Government Agency, including providing documents (including this Agreement) or other information, without notice to the Company. This Agreement does not limit Executive’s right to receive an award for information provided to any Government Agencies or prohibit Executive from providing truthful information in response to a subpoena or other legal process. 7. NO ADMISSION OF LIABILITY. This Agreement is not, nor shall be construed or contended by Executive to be, an admission or evidence of any wrongdoing or liability on the part of Releasees, their representatives, heirs, executors, attorneys, agents, partners, officers, shareholders, directors, employees, subsidiaries, affiliates, divisions, successors or assigns. This Agreement shall be afforded the maximum protection allowable under California Evidence Code Section 1152 and/or any other state or federal provisions of similar effect. 8. SEVERABILITY. The provisions of this Agreement are severable, and if any part is found to be invalid or unenforceable, the other parts shall remain fully valid and enforceable. Specifically, should a court, arbitrator, or government agency conclude that a particular claim may not be released as a matter of law, it is the intention of the parties that the general release, the waiver of unknown claims and the covenant not to sue above shall otherwise remain effective to release any and all other claims. 9. CONFIDENTIAL INFORMATION, INVENTION ASSIGNMENT, AND ARBITRATION AGREEMENT. Executive hereby acknowledges that, following Executive’s Separation, Executive remains subject to Executive’s obligations under the At-Will Employment, Confidential Information, Invention Assignment, and Arbitration Agreement (the “ACIIA Agreement”) previously executed by Executive which requires, among other provisions, the assignment of patent rights to any invention made during Executive’s employment at the Company and non-disclosure of proprietary information. As provided under the ACIIA Agreement, in the event of any dispute or claim relating to or arising out of Executive’s employment relationship with the Company, Executive and the Company agree that (i) any and all disputes between Executive and the Company will be fully and finally resolved by binding arbitration, (ii) Docusign Envelope ID: 40AB1010-80AF-47EC-BD47-2DF7E51A51A31 E455DD-F1A4-4CFC-875C-1404FB8FEB6A (Separation Agreement) Page 4 of 7 Executive is waiving any and all rights to a jury trial but all court remedies will be available in arbitration, (iii) all disputes will be resolved by a neutral arbitrator who will issue a written opinion, (iv) the arbitration will provide for adequate discovery, and (v) the Company will pay all the arbitration fees, except an amount equal to the filing fees Executive would have paid had Executive filed a complaint in a court of law. 10. COMPANY POLICIES; CODE OF CONDUCT. Executive hereby acknowledges and agrees to comply with all applicable Company policies, including, but not limited to, the Company’s Code of Business Conduct and Ethics as applicable to Executive during the period Executive provides the Consulting Services to the Company, including, without limitation, with respect to conflicts of interest. 11. CLAWBACK POLICIES. Executive hereby acknowledges that Executive is subject to the Clawback Policies, and shall remain subject thereto following Executive’s Separation for any reason to the extent set forth therein. 12. INDEMNIFICATION. For the avoidance of doubt, Executive will continue to be covered by any indemnification under organizational documents and bylaws of the Company, the Indemnification Agreement between Executive and the Company and any other indemnification agreement between Executive and the Company, and remain named as an insured on the director and officer liability insurance policy currently maintained by the Company, or as may be maintained by the Company from time to time and as otherwise required by applicable laws, and in any event, for no less than six (6) years following the Effective Date. 13. NOTICES. Notices and all other communications contemplated by this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or when mailed by U.S. registered or certified mail, return receipt requested and postage prepaid or deposited with Federal Express Corporation, with shipping charges prepaid. In the case of Executive, mailed notices shall be addressed to Executive at the home address which Executive most recently communicated to the Company in writing. In the case of the Company, mailed notices shall be addressed to its corporate headquarters, and all notices shall be directed to the attention of its Secretary. 14. AGREEMENT AMENDMENT. This Agreement may be amended or modified following the Effective Date by agreement between the Company and Executive. 15. TAXES. All payments and benefits under this Agreement will be subject to all applicable deductions and withholdings, including obligations to withhold for federal, state, provincial, foreign and local income and employment taxes. By entering into this Agreement, Executive agrees to review with Executive’s own tax advisors the federal, state, provincial, local, and foreign tax consequences of this Agreement. Executive will rely solely on such advisors and not on any statements or representations of the Company, or any of its agents. Executive understands that Executive (and not the Company) will be responsible for Executive’s own tax liability that may arise as a result of this Agreement, without regard to the amount withheld or reported by the Company to applicable tax authorities. 16. NO RIGHT TO EMPLOYMENT. This Agreement does not provide Executive a right to continue in employment with the Company, or any parent, subsidiary or affiliate of the Company, or affect the right of the Company, or any parent, subsidiary or affiliate of the Company employing Executive, which right is hereby expressly reserved, to terminate the employment of Executive at any time for any reason with or without cause. 17. GOVERNING LAW. This Agreement is governed by the laws of the State of California, without regard to conflicts of law principles that might otherwise point to the law of a different jurisdiction. Docusign Envelope ID: 40AB1010-80AF-47EC-BD47-2DF7E51A51A31 E455DD-F1A4-4CFC-875C-1404FB8FEB6A

(Separation Agreement) Page 5 of 7 18. WAIVER. No waiver by either party of any breach of, or of compliance with, any condition or provision of this Agreement by the other party shall be considered a waiver of any other condition or provision or of the same condition or provision at another time. 19. ACKNOWLEDGMENT. By executing this Agreement, Executive acknowledges and agrees that Executive has had the opportunity to consult with Executive’s own counsel and has read and understands this Agreement, is fully aware of its legal effect, has not acted in reliance upon any representations or promises made by the Company or any other person other than those contained in writing herein. 20. COUNTERPARTS. This Agreement may be executed in counterparts and each counterpart taken together, whether delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law) or other transmission method, will be deemed to have been duly and validly delivered and be valid and effective for all purposes. 21. ENTIRE AGREEMENT. This Agreement, including the Release (together with the ACIIA, the Clawback Policies and the written agreements governing Executive’s Company Equity Awards) constitute the full and entire agreement between the parties regarding the subject matter of this Agreement supersedes any and all prior separation, severance and salary continuation arrangements, programs and plans that were previously offered by the Company or any parent, subsidiary or affiliate of the Company, either orally or in writing, for which Executive was eligible (including, but not limited to, payments and benefits under the CIC Policy, and Executive’s Participation Agreement thereunder). No provision of this Agreement shall be interpreted to duplicate any payment or other compensation or benefit that Executive is entitled to receive under another arrangement). 22. VOLUNTARY. Executive acknowledges that neither Releasees nor their agents or attorneys have made any promise, representation or warranty whatsoever, either express or implied, written or oral, which is not contained in this Agreement for the purpose of inducing Executive to execute this Agreement, and Executive acknowledges that Executive has executed this Agreement in reliance only upon such promises, representations and warranties as are contained herein, and that Executive is executing this Agreement voluntarily, free of any duress or coercion. 23. REVIEW OF AGREEMENT AND RELEASE; EXPIRATION OF OFFER. Executive understands that Executive may take up to twenty-one (21) days to consider this Agreement (the “Consideration Period”). The offer set forth in this Agreement, if not accepted by Executive before the end of the Consideration Period, will automatically expire. Executive and the Company further agree that any changes to this Agreement, whether material or immaterial, do not re-start the Consideration Period. By signing below, Executive affirms that Executive was advised to consult with an attorney prior to signing this Agreement. Executive also understands that Executive may revoke this Agreement, and the Release set forth herein, within seven (7) days of signing this document and that the consideration to be provided to Executive pursuant to Section 2 of this Agreement will be provided only after the expiration of that seven (7) day revocation period. 24. EFFECTIVE DATE. This Agreement is effective on the eighth (8th) day after Executive signs it (the “Effective Date”), provided Executive has not revoked it as of that time. 25. DEFINITIONS. (a) “Clawback Policies” means (i) the Company’s Compensation Recovery Policy, adopted pursuant Rule 10D-1 of the Securities Exchange Act of 1934, as amended (the “10D-1 Policy”) and (ii) the Company’s Amended and Restated Misconduct Clawback Policy (the “Misconduct Policy” and Docusign Envelope ID: 40AB1010-80AF-47EC-BD47-2DF7E51A51A31 E455DD-F1A4-4CFC-875C-1404FB8FEB6A (Separation Agreement) Page 6 of 7 together with the 10D-1 Policy, the “Clawback Policies”), and any broader or alternate clawback authorized in any written document with Executive, including but not limited to any equity award agreement or similar agreement, and any other legal remedies or regulations available or applicable to the Company. (b) “Code” means the Internal Revenue Code of 1986, as amended. (c) “Company Equity Plan” means the Company’s 2016 Equity Incentive Plan. (d) “Company Property” shall mean all material paper and electronic Company documents (and all copies, reproductions or summaries thereof) created and/or received by Executive during Executive’s period of employment with the Company and other Company materials and property (including Company laptop computers and mobile devices), that Executive has in Executive’s possession or control, including materials of any kind that contain or embody any proprietary or confidential information of the Company (and all copies, reproductions or summaries thereof, in whole or in part). For the avoidance of doubt, Company Property shall not include Executive’s personal copies of documents evidencing Executive’s hire, termination, compensation, benefits and stock options and any other documentation received as a stockholder of the Company. For purposes of the foregoing definition of Company Property, “Company” shall include the Company and its parents, subsidiaries and affiliates. (e) “Section 409A” means Section 409A of the Code and the regulations thereunder. (f) “Separation” shall mean a “separation from service” as defined in the regulations under Section 409A. [Remainder of Page Intentionally Left Blank--Signature Page Follows] Docusign Envelope ID: 40AB1010-80AF-47EC-BD47-2DF7E51A51A31 E455DD-F1A4-4CFC-875C-1404FB8FEB6A (Signature Page to Separation Agreement) Page 7 of 7 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date. IRHYTHM TECHNOLOGIES, INC. By: Name: Title: Date: Read, Acknowledged and Agreed: EXECUTIVE: Brice Bobzien Date: Docusign Envelope ID: 40AB1010-80AF-47EC-BD47-2DF7E51A51A3 08/27/2024 1 E455DD-F1A4-4CFC-875C-1404FB8FEB6A CEO Quentin Blackford 08/28/2024 (Consulting Agreement) Page 1 of 4 EXHIBIT A IRHYTHM TECHNOLOGIES, INC. CONSULTING AGREEMENT This Consulting Agreement (this “Agreement”) is entered into by and between iRhythm Technologies, Inc. (the “Company”) and Brice Bobzien (“Executive”) as of September 1, 2024 (the “Effective Date”). Pursuant to this Agreement, on September 1, 2024, the Executive will first start providing consulting services to the Company. This Agreement serves as the Consulting Agreement referenced in, and attached to, the Separation Agreement and General Release of Claims between Executive and the Company dated on or about August 26, 2024 (the “Separation Agreement”). In exchange for Executive’s execution of this Agreement, Executive will be eligible to receive certain benefits, subject to the terms and conditions of this Agreement. Defined terms used, but not defined, in this Agreement shall have the meaning ascribed in the Separation Agreement. 1. Consulting Services. Executive agrees to be available to the Company’s Chief Executive Officer and the Company’s Chief Financial Officer, for up to ten (10) hours per month, for consultations by telephone, email or in person, to provide advice and transitional services (the “Consulting Services”). The effectiveness of this Agreement is contingent upon Executive’s execution and compliance with the terms and conditions of the Separation Agreement. 2. Compensation. Executive shall receive no cash compensation for the Consulting Services. However, Executive will be eligible to continue to vest in Executive’s Company Equity Awards pursuant to Section 2(b) of the Separation Agreement. 3. Independent Contractor. Executive’s relationship with the Company will be that of an independent contractor, and Executive will not be an agent, employee or representative of the Company. Executive understands that Executive will have no authority to enter into contracts or create obligations on behalf of the Company. Accordingly, Executive acknowledges that Executive will not be eligible for any employee benefits. Executive agrees to indemnify and hold the Company harmless from and against all damages, liabilities, losses, penalties, fines, expenses and costs (including reasonable fees and expenses of attorneys and other professionals) arising out of or relating to any obligation imposed by law on the Company to pay any withholding taxes, social security, unemployment or disability insurance or similar items in connection with any compensation received by Executive pursuant to this Agreement. 4. Continuing Obligations. Executive remains bound by Executive’s obligations under the ACIIA Agreement and agrees to comply with all such obligations while Executive provides Consulting Services and thereafter pursuant to the terms of the ACIIA Agreement. 5. Company Policies; Code of Conduct. Executive hereby acknowledges and agrees to comply with all applicable Company policies, including, but not limited to, the Clawback Policies and conflict of interest policies during the period Executive provides the Consulting Services to the Company. 6. Consulting Period and Termination. a. Consulting Period. This Agreement and the Consulting Services will continue until March 15, 2025, at which time it will automatically expire, unless terminated earlier in accordance with this Agreement (the “Consulting Period”). The provisions of this Agreement shall survive the termination of Executive’s services for any reason to the extent necessary to enable the parties to enforce their respective rights under this Agreement. Docusign Envelope ID: 40AB1010-80AF-47EC-BD47-2DF7E51A51A31 E455DD-F1A4-4CFC-875C-1404FB8FEB6A

(Consulting Agreement) Page 2 of 4 b. Termination. The Company may terminate this Agreement immediately without notice for Cause (as defined in the Company Equity Plan) or upon Executive’s breach of any provision of this Agreement or the Separation Agreement. Executive may terminate this Agreement for any reason upon ten (10) days written notice. This Agreement will terminate immediately upon Executive’s death or Disability (for purposes of this Agreement, as defined in the Company Equity Plan). The parties may otherwise terminate this Agreement only by mutual agreement set forth in writing signed by both parties. If the Company terminates this Agreement for Cause, Executive dies or becomes disabled or Executive terminates this Agreement for any reason prior to the final day of the Consulting Period, Executive will no longer be eligible to receive the benefits pursuant to Section 2(b) of the Separation Agreement. Executive’s Consulting Services will be deemed terminate concurrently with any termination of this Agreement. 7. Governing Law; Severability; Integration. The terms contained in this Agreement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to that body of laws pertaining to conflict of laws, and can be amended only in writing and by joint agreement of both Executive and the Company. If any provision of this Agreement is determined by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such provision cannot be so enforced, such provision shall be stricken from this Agreement and the remainder of this Agreement shall be enforced as if such invalid, illegal or unenforceable provision had (to the extent not enforceable) never been contained in this Agreement. This Agreement and the Separation Agreement constitute the complete and exclusive understanding and agreement of Executive and the Company and supersedes all prior understanding and agreements, whether written or oral, with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, including by electronic signature transmission, with the same force and effect as if each of the signatories had executed the same instrument. 8. Arbitration. As provided under the ACIIA Agreement, in the event of any dispute or claim relating to or arising out of Executive’s employment relationship with the Company, Executive and the Company agree that (i) any and all disputes between Executive and the Company will be fully and finally resolved by binding arbitration, (ii) Executive is waiving any and all rights to a jury trial but all court remedies will be available in arbitration, (iii) all disputes will be resolved by a neutral arbitrator who will issue a written opinion, (iv) the arbitration will provide for adequate discovery, and (v) the Company will pay all the arbitration fees, except an amount equal to the filing fees Executive would have paid had Executive filed a complaint in a court of law. 9. Section 409A. To the extent (i) any payments to which Executive becomes entitled under this Agreement, or any agreement or plan referenced herein, in connection with the termination of Executive’s employment with and/or services to the Company constitute deferred compensation subject to Section 409A of the Code and (ii) Executive is deemed at the time of such termination of employment to be a “specified” employee under Section 409A of the Code, then such payment or payments shall not be made or commence until the earlier of (i) the expiration of the six (6)-month period measured from Executive’s Separation; or (ii) the date of Executive’s death following such Separation; provided, however, that such deferral shall only be effected to the extent required to avoid adverse tax treatment to Executive, including (without limitation) the additional twenty percent (20%) tax for which Executive would otherwise be liable under Section 409A(a)(1)(B) of the Code in the absence of such deferral. Upon the expiration of the applicable deferral period, any payments which would have otherwise been made during that period (whether in a single sum or in installments) in the absence of this paragraph shall be paid to Executive or Executive’s beneficiary in one lump sum (without interest). Except as otherwise expressly provided herein, to the extent any expense reimbursement or the provision of any in- kind benefit under this Agreement (or otherwise referenced herein) is determined to be subject to (and not Docusign Envelope ID: 40AB1010-80AF-47EC-BD47-2DF7E51A51A31 E455DD-F1A4-4CFC-875C-1404FB8FEB6A (Consulting Agreement) Page 3 of 4 exempt from) Section 409A of the Code, the amount of any such expenses eligible for reimbursement, or the provision of any in-kind benefit, in one calendar year shall not affect the expenses eligible for reimbursement or in kind benefits to be provided in any other calendar year, in no event shall any expenses be reimbursed after the last day of the calendar year following the calendar year in which Executive incurred such expenses, and in no event shall any right to reimbursement or the provision of any in-kind benefit be subject to liquidation or exchange for another benefit. To the extent that any provision of this Agreement is ambiguous as to its exemption or compliance with Section 409A, the provision will be read in such a manner so that all payments hereunder are exempt from Section 409A to the maximum permissible extent, and for any payments where such construction is not tenable, that those payments comply with Section 409A to the maximum permissible extent. To the extent any payment under this Agreement may be classified as a “short-term deferral” within the meaning of Section 409A, such payment shall be deemed a short-term deferral, even if it may also qualify for an exemption from Section 409A under another provision of Section 409A. Payments pursuant to this Agreement (or referenced in this Agreement) are intended to constitute separate payments for purposes of Section 1.409A-2(b)(2) of the regulations under Section 409A. [Remainder of Page Intentionally Left Blank--Signature Page Follows] Docusign Envelope ID: 40AB1010-80AF-47EC-BD47-2DF7E51A51A31 E455DD-F1A4-4CFC-875C-1404FB8FEB6A (Signature Page to Consulting Agreement) Page 4 of 4 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date. IRHYTHM TECHNOLOGIES, INC. By: Name: Title: Date: Read, Acknowledged and Agreed: EXECUTIVE: Brice Bobzien Date: Docusign Envelope ID: 40AB1010-80AF-47EC-BD47-2DF7E51A51A3 08/27/2024 1 E455DD-F1A4-4CFC-875C-1404FB8FEB6A Quentin Blackford 08/28/2024 CEO